UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2012

AGREE REALTY CORPORATION

(Exact name of registrant specified in its charter)

Maryland	1-12928	38-3148187
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

31850 Northwestern Highway

Farmington Hills, MI 48334

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                 OTHER EVENTS

Discontinued Operations

Agree Realty Corporation (the “Company”) is re-issuing the historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Form 10-K”) to reflect as discontinued operations additional entities that were presented as discontinued operations during the six months ended June 30, 2012 in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) 205-20, Discontinued Operations. During the six months ended June 30, 2012, the Company sold three non-core properties and conveyed four properties to the lender pursuant to a consensual deed-in-lieu-of-foreclosure process that satisfied the loans, each of which qualifies as discontinued operations. In compliance with ASC 205-20, the Company has reported revenue, expenses and net gains from the sale of these properties as discontinued operations for each period presented in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 filed with the Securities and Exchange Commission (“SEC”) on August 3, 2012. Under SEC requirements, the same reclassification as discontinued operations required by ASC 205-20 following the sale of a property is required for previously issued annual financial statements for each of the three years shown in the Company’s last annual report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale.

This reclassification has no effect on the Company’s previously reported net income (loss) attributable to Company stockholders or funds from operations. As a result of the changes discussed above, this Current Report on Form 8-K updates the following information in Items 6, 7, 8 and 15 (Exhibit 12 only) of the 2011 Form 10-K:

o	Selected Financial Data included in Item 6 of the 2011 Form 10-K

o	Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Item 7 of the 2011 Form 10-K

o	Financial Statements and Supplementary Data included in Item 8 of the 2011 Form 10-K

o	Exhibit 12 included in Item 15 of the 2011 Form 10-K

No attempt has been made to update matters in the 2011 Form 10-K for any other activities or events occurring after the original filing date except to the extent expressly provided herein. The information in this Current Report on Form 8-K should be read in conjunction with the portions of the 2011 Form 10-K not subject to the updates described herein and the Company's filings made with the SEC subsequent to the filing of the 2011 Form 10-K, including the Company's Quarterly Report on Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012, and the Company's Current Reports on Form 8-K.

Recent Acquisitions

In connection with its filing on or about the date hereof of a Registration Statement on Form S-3, the Company is also filing this Current Report on Form 8-K to present certain additional disclosures to be incorporated by reference therein, including disclosures relating to:

•	historical financial statements related to certain of the Company’s completed acquisitions in 2011 and 2012; and

•	unaudited pro forma financial information regarding the Company’s completed acquisitions for purposes of Regulation S-X.

2

ITEM 9.01.                 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements Under Rule 3-14 of Regulation S-X

2012 ACQUISITIONS

Portland, Oregon Property
Report of Independent Registered Public Accounting Firm	5
Statements of Revenues and Certain Expenses for the period from January 1, 2012 to May 17, 2012 (unaudited) and the year ended December 31, 2011	6
Notes to Statements of Revenue and Certain Expenses	7
Tri-State Properties
Report of Independent Registered Public Accounting Firm	10
Statements of Revenues and Certain Expenses for the period from January 1, 2012 to July 18, 2012 (unaudited) and the year ended December 31, 2011	11
Notes to Statements of Revenue and Certain Expenses	12

2011 ACQUISITIONS

Roseville, California Property
Report of Independent Registered Public Accounting Firm	15
Statements of Revenues and Certain Expenses for the period from January 1, 2011 to August 29, 2011 (unaudited) and the year ended December 31, 2010	16
Notes to Statements of Revenue and Certain Expenses	17
Salt Lake Property
Report of Independent Registered Public Accounting Firm	19
Statements of Revenues and Certain Expenses for the period from January 1, 2011 to October 13, 2011 (unaudited) and the year ended December 31, 2010	20
Notes to Statements of Revenue and Certain Expenses	21
Leawood Property
Report of Independent Registered Public Accounting Firm	23
Statements of Revenues and Certain Expenses for the period January 1, 2011 to December 29, 2011 (unaudited) and the year ended December 31, 2010	24
Notes to Statements of Revenue and Certain Expenses	25

(b)	Unaudited Pro Forma Condensed Consolidated Financial Information

Agree Realty Corporation and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2012	31
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2012	32
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011	33
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	34

3

(c)	Exhibits

Exhibit No.	Description
12.1	Statement of computation of ratios of earnings to combined fixed charges and preferred stock dividends
23.1	Consent of Baker Tilly Virchow Krause, LLP
99.1	Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 8. Financial Statements and Supplementary Data
100	The following materials from Agree Realty Corporation’s Current Report on Form 8-K updating its Annual Report on Form 10-K for the year ended December 31, 2011 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Income, (iii) the Consolidated Statement of Stockholders’ Equity, (iv) the Consolidated Statements of Cash Flows, and (v) related notes to these consolidated financial statements, tagged as blocks of text

As provided in Rule 406T of Regulation S-T, this information is furnished and not filed for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934

4

Report of Independent Registered Public Accounting Firm

To the Shareholders, Audit Committee and Board of Directors

Agree Realty Corporation

Farmington Hills, MI

We have audited the accompanying statement of revenue and certain expenses (the “Statement”) of the Portland, Oregon Property (the “Property”) for the year ended December 31, 2011. This Statement is the responsibility of management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Agree Realty Corporation), as described in note 2 and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note 2, of the Property for the year ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/ Baker Tilly Virchow Krause, LLP

Chicago, Illinois
September 25, 2012

5

Portland, Oregon Property

Statements of Revenue and Certain Expenses

(Dollars in thousands)

	Period from January 1, 2012 to May 17, 2012 (Unaudited)	Year ended December 31, 2011

Revenue
Rental revenue	$403	$1,062
Total revenue	403	1,062

Certain expenses
Interest expense	188	506
Certain expenses	188	506
Revenue in excess of certain expenses	$215	$556

The accompanying notes are an integral part to the statements of revenue and certain expenses.

6

Portland, Oregon Property

Notes to Statements of Revenue and Certain Expenses

December 31, 2011

(Dollars in thousands)

(1)         Organization

The Portland, Oregon Property (the “Property”) is a single tenant retail property located in Portland, Oregon. The accompanying statements of revenue and certain expenses (“Statements”) relate to the operations of the Property.

On May 18, 2012, the Property was acquired by Agree Portland OR LLC, a single member limited liability company wholly owned by Agree Limited Partnership, an entity consolidated by Agree Realty Corporation. Prior to May 18, 2012, the Property was owned by an unaffiliated third party.

(2)         Significant Accounting Policies

(a)          Basis of Presentation

The accompanying Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual results of operations of the Property, due to the exclusion of the following revenue and expenses which may not be comparable to the proposed future operations of the Property:

•     Depreciation and amortization

•     Interest income

•     Amortization of above and below market leases

•     Other miscellaneous revenue and expenses not directly related to the proposed future operations of the Property.

(b)          Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the non-cancelable portion of the related leases. Differences between rental revenue earned and amounts due under the lease is charged or credited, as applicable, to accrued rental revenue. The impact of the straight-line rent adjustment increased revenue by approximately $40 for the period from January 1, 2012 to May 17, 2012 (unaudited) and increased revenue by approximately $105 for the year ended December 31, 2011. The tenant makes payments for certain expenses and costs, which have been assumed by the tenant under the terms of their respective lease, and are not reflected in the Statements.

(c)          Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

7

Portland, Oregon Property

Notes to Statements of Revenue and Certain Expenses

December 31, 2011

(Dollars in thousands)

(d)          Unaudited Interim Statement

The statement of revenue and certain expenses for the period from January 1, 2012 to May 17, 2012 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of normal recurring nature.

(3)         Mortgage Payable

The Property is subject to a non-recourse mortgage loan in the original amount of $11,100. The loan carries a 5.075% interest rate and is payable in monthly installments of $60 with a balloon payment of $9,168 due on the maturity date on June 1, 2014, and is collateralized by related real estate and tenant lease.

The following table presents scheduled principal payments on mortgages as of December 31, 2011:

Year ending December 31,	(In thousands)

2012	$224
2013	237
2014	9,271
Total	$9,732

8

Portland, Oregon Property

Notes to Statements of Revenue and Certain Expenses

December 31, 2011

(Dollars in thousands)

(4)          Description of Leasing Arrangements

The Property is leased to one tenant under a non-cancelable operating lease which has an expiration date of September 30, 2029.

Future minimum base rentals over the next five years and in the aggregate on the non-cancelable operating lease at December 31, 2011 are as follows:

2012	$957
2013	957
2014	981
2015	1,053
2016	1,053
Thereafter	15,054
Total	$20,055

The above future minimum lease payments exclude tenant recoveries, amortization of accrued rental revenue and above/below-market lease intangibles.

(5)          Commitments and Contingencies

The Property is subject to legal claims and disputes in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Property’s revenue and certain operating expenses.

(6)          Subsequent Events

Management has evaluated the events and transactions that have occurred through September 25, 2012, the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

9

Report of Independent Registered Public Accounting Firm

To the Shareholders, Audit Committee and Board of Directors

Agree Realty Corporation

Farmington Hills, MI

We have audited the accompanying statement of revenue and certain expenses (the “Statement”) of the Tri-State Properties (the “Properties”) for the year ended December 31, 2011. This Statement is the responsibility of management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Agree Realty Corporation), as described in note 2 and is not intended to be a complete presentation of the Properties’ revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note 2, of the Properties for the year ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/ Baker Tilly Virchow Krause, LLP

Chicago, Illinois
September 25, 2012

10

Tri-State Properties

Statements of Revenue and Certain Expenses

(Dollars in thousands)

	Period from January 1, 2012 to July 18, 2012 (Unaudited)	Year ended December 31, 2011

Revenue
Rental revenue	$617	$1,122
Total revenue	617	1122

Certain expenses
Interest expense	310	563
Certain expenses	310	563
Revenue in excess of certain expenses	$307	$559

The accompanying notes are an integral part to the statements of revenue and certain expenses.

11

Tri-State Properties

Notes to Statements of Revenue and Certain Expenses

December 31, 2011

(Dollars in thousands)

(1)          Organization

The Tri-State Properties (the “Properties”), are three single tenant retail properties located in Clifton Heights, Pennsylvania, Newark, Delaware and Vineland, New Jersey. The accompanying statements of revenue and certain expenses (“Statements”) relate to the operations of the Properties.

On July 19, 2012, the Properties were acquired by Agree Tri-State Lease, LLC, a single member limited liability company wholly owned by Agree Limited Partnership, an entity consolidated by Agree Realty Corporation. Prior to July 19, 2012, the Properties were owned by an unaffiliated third party.

(2)          Significant Accounting Policies

(a)          Basis of Presentation

The accompanying Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual results of operations of the Properties, due to the exclusion of the following revenue and expenses which may not be comparable to the proposed future operations of the Properties:

•     Depreciation and amortization

•     Interest income and expense

•     Amortization of above and below market leases

•     Other miscellaneous revenue and expenses not directly related to the proposed future operations of the Properties.

(b)          Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the non-cancelable portion of the related leases. Differences between rental revenue earned and amounts due under the lease is charged or credited, as applicable, to accrued rental revenue. The tenant makes payments for certain expenses and costs, which have been assumed by the tenant under the terms of their respective lease, and are not reflected in the Statements.

(c)          Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

12

Tri-State Properties

Notes to Statements of Revenue and Certain Expenses

December 31, 2011

(Dollars in thousands)

(d)          Unaudited Interim Statement

The statement of revenue and certain expenses for the period from January 1, 2012 to July 18, 2012 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of normal recurring nature.

(3)         Mortgage Payable

The Properties are subject to a non-recourse mortgage loan in the original amount of $8,580. The loan carries a 6.56% interest rate payable monthly with a balloon payment of $8,580 due on the maturity date on June 11, 2016 and is collateralized by related real estate and related tenant lease.

(4)          Description of Leasing Arrangements

The Properties are leased to one tenant under a non-cancelable operating lease which has an expiration date of December 31, 2021.

Future minimum base rentals over the next five years and in the aggregate on the non-cancelable operating lease at December 31, 2011 are as follows:

2012	$1,122
2013	1,122
2014	1,122
2015	1,122
2016	1,122
Thereafter	5,610
Total	$11,220

The above future minimum lease payments exclude tenant recoveries, amortization of accrued rental revenue and above/below-market lease intangibles.

(5)          Commitments and Contingencies

The Properties are subject to legal claims and disputes in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Property’s revenue and certain operating expenses.

13

(6)         Subsequent Events

Management has evaluated the events and transactions that have occurred through September 25, 2012, the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

14

Report of Independent Registered Public Accounting Firm

To the Shareholders, Audit Committee and Board of Directors

Agree Realty Corporation

Farmington Hills, MI

We have audited the accompanying statement of revenue and certain expenses (the “Statement”) of the Roseville, California Property (the “Property”) for the year ended December 31, 2010. This Statement is the responsibility of management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Agree Realty Corporation), as described in note 2 and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note 2, of the Property for the year ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/ Baker Tilly Virchow Krause, LLP

Chicago, Illinois
September 25, 2012

15

Roseville, California Property

Statements of Revenue and Certain Expenses

(Dollars in thousands)

	Period from January 1, 2011 to August 29, 2011 (Unaudited)	Year ended December 31, 2010

Revenue
Rental revenue	$481	$722
Total revenue	481	722

Certain expenses
Revenue in excess of certain expenses	$481	$722

The accompanying notes are an integral part to the statements of revenue and certain expenses.

16

Roseville, California Property

Notes to Statements of Revenue and Certain Expenses

December 31, 2010

(Dollars in thousands)

(1)         Organization

The Roseville, California Property (the “Property”) is a single tenant retail property located in Roseville, California. The accompanying statements of revenue and certain expenses (“Statements”) relate to the operations of the Property.

On August 30, 2011, the Property was acquired by Agree Roseville CA, LLC, a single member limited liability company wholly owned by Agree Limited Partnership, an entity consolidated by Agree Realty Corporation. Prior to August 30, 2011, the Property was owned by an unaffiliated third party.

(2)         Significant Accounting Policies

(a)          Basis of Presentation

The accompanying Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual results of operations of the Property, due to the exclusion of the following revenue and expenses which may not be comparable to the proposed future operations of the Property:

•     Depreciation and amortization

•     Interest income and expense

•     Amortization of above and below market leases

•     Other miscellaneous revenue and expenses not directly related to the proposed future operations of the Property.

(b)          Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the non-cancelable portion of the related leases. Differences between rental revenue earned and amounts due under the lease is charged or credited, as applicable, to accrued rental revenue. The impact of the straight-line rent adjustment increased revenue by approximately $40 and $59 for the period January 1, 2011 to August 29, 2011 (unaudited) and the year ended December 31, 2010, respectively. The tenant makes payments for certain expenses and costs, which have been assumed by the tenant under the terms of their respective lease, and are not reflected in the Statements.

(c)          Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting periods to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

17

Roseville, California Property

Notes to Statements of Revenue and Certain Expenses

December 31, 2010

(Dollars in thousands)

(d)         Unaudited Interim Statement

The statement of revenue and certain expenses for the period January 1, 2011 to August 29, 2011 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of normal recurring nature.

(3)          Description of Leasing Arrangements

The Property is leased to one tenant under a non-cancelable operating lease which has an expiration date of June 30, 2029.

Future minimum base rentals over the next five years and in the aggregate on the non-cancelable operating lease at December 31, 2010 are as follows:

2011	$663
2012	663
2013	663
2014	663
2015	663
Thereafter	10,328
Total	$13,643

The above future minimum lease payments exclude tenant recoveries, amortization of accrued rental revenue and above/below-market lease intangibles.

(4)         Commitments and Contingencies

The Property is subject to legal claims and disputes in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Property’s revenue and certain operating expenses.

(5)         Subsequent Events

Management has evaluated the events and transactions that have occurred through September 25, 2012, the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

18

Report of Independent Registered Public Accounting Firm

To the Shareholders, Audit Committee and Board of Directors

Agree Realty Corporation

Farmington Hills, MI

We have audited the accompanying statement of revenue and certain expenses (the “Statement”) of the Salt Lake Property (the “Property”) for the year ended December 31, 2010. This Statement is the responsibility of management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Agree Realty Corporation), as described in note 2 and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note 2, of the Property for the year ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/ Baker Tilly Virchow Krause, LLP

Chicago, Illinois
September 25, 2012

19

Salt Lake Property

Statements of Revenue and Certain Expenses

(Dollars in thousands)

	Period from January 1, 2011 to October 13, 2011 (Unaudited)	Year ended December 31, 2010

Revenue
Rental revenue	$582	$743
Total revenue	582	743

Certain expenses
Revenue in excess of certain expenses	$582	$743

The accompanying notes are an integral part to the statements of revenue and certain expenses.

20

Salt Lake Property

Notes to Statements of Revenue and Certain Expenses

December 31, 2010

(Dollars in thousands)

(1)          Organization

The Salt Lake Property (the “Property”), consists of a single tenant retail building located in Salt Lake City, Utah. The accompanying statements of revenue and certain expenses (“Statements”) relate to the operations of the Property.

On October 14, 2011, the Property was acquired by Agree Limited Partnership, a majority-owned partnership, and an entity consolidated by Agree Realty Corporation. Prior to October 14, 2011, the Property was owned by an unaffiliated third party.

(2)          Significant Accounting Policies

(a)          Basis of Presentation

The accompanying Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual results of operations of the Property, due to the exclusion of the following revenue and expenses which may not be comparable to the proposed future operations of the Property:

•      Depreciation and amortization

•      Interest income and expense

•      Amortization of above and below market leases

•      Other miscellaneous revenue and expenses not directly related to the proposed future operations of the Property.

(b)          Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the non-cancelable portion of the related leases. Differences between rental revenue earned and amounts due under the lease is charged or credited, as applicable, to accrued rental revenue. The impact of the straight-line rent adjustment increased revenue by approximately $77 for the period from January 1, 2011 to October 13, 2011 (unaudited) and increased revenue by approximately $98 for the year ended December 31, 2010. The tenant makes payments for certain expenses and costs, which have been assumed by the tenant under the terms of their respective lease, and are not reflected in the Statements.

(c)          Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting periods to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

21

Salt Lake Property

Notes to Statements of Revenue and Certain Expenses

December 31, 2010

(Dollars in thousands)

(d)          Unaudited Interim Statement

The statement of revenue and certain expenses for the period January 1, 2011 to October 13, 2011 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of normal recurring nature.

(3)          Description of Leasing Arrangements

The Property is leased to one tenant under a non-cancelable operating lease which has an expiration date of July 31, 2025.

Future minimum base rentals over the next five years and in the aggregate on the non-cancelable operating lease at December 31, 2010 are as follows:

2011	$645
2012	645
2013	709
2014	709
2015	709
Thereafter	7,536
Total	$10,953

The above future minimum lease payments exclude tenant recoveries, amortization of accrued rental revenue and above/below-market lease intangibles.

(4)          Commitments and Contingencies

The Property is subject to legal claims and disputes in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Property’s revenue and certain operating expenses.

(5)          Subsequent Events

Management has evaluated the events and transactions that have occurred through September 25, 2012, the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

22

Report of Independent Registered Public Accounting Firm

To the Shareholders, Audit Committee and Board of Directors

Agree Realty Corporation

Farmington Hills, MI

We have audited the accompanying statement of revenue and certain expenses (the “Statement”) of the Leawood Property (the “Property”) for the year ended December 31, 2010. This Statement is the responsibility of management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Agree Realty Corporation), as described in note 2 and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note 2, of the Property for the year ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/ Baker Tilly Virchow Krause, LLP

Chicago, Illinois
September 25, 2012

23

Leawood Property

Statements of Revenue and Certain Expenses

(Dollars in thousands)

	Period from January 1, 2011 to December 29, 2011 (Unaudited)	Year ended December 31, 2010

Revenue
Rental revenue	$344	$346
Total revenue	344	346

Certain expenses
Interest expense	216	221
Certain expenses	216	221
Revenue in excess of certain expenses	$128	$125

The accompanying notes are an integral part to the statements of revenue and certain expenses.

24

Leawood Property

Notes to Statements of Revenue and Certain Expenses

December 31, 2010

(Dollars in thousands)

(1)          Organization

The Leawood Property (the “Property”) is a single tenant retail property located in Leawood, KS. The accompanying statements of revenue and certain expenses (“Statements”) relate to the operations of the Property.

On December 30, 2011, the Property was acquired by Agree Leawood , LLC, a single member limited liability company wholly owned by Agree Limited Partnership, an entity consolidated by Agree Realty Corporation. Prior to December 30, 2011, the Property was owned by an unaffiliated third party.

(2)          Significant Accounting Policies

(a)          Basis of Presentation

The accompanying Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual results of operations of the Property, due to the exclusion of the following revenue and expenses which may not be comparable to the proposed future operations of the Property:

•      Depreciation and amortization

•      Interest income

•      Amortization of above and below market leases

•      Other miscellaneous revenue and expenses not directly related to the proposed future operations of the Property.

(b)          Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the non-cancelable portion of the related lease. Differences between rental revenue earned and amounts due under the lease is charged or credited, as applicable, to accrued rental revenue. Tenant is obligated under the terms of its lease to pay real estate taxes, insurance and other operating expenses directly.

(c)          Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting periods to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

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Leawood Property

Notes to Statements of Revenue and Certain Expenses

December 31, 2010

(Dollars in thousands)

(d)          Unaudited Interim Statement

The statement of revenue and certain expenses for the period January 1, 2011 to December 29, 2011 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of normal recurring nature.

(3)          Mortgage Payable

The Property is subject to a non-recourse mortgage loan in the original amount of $3,470. The loan carries a 6.24% interest rate and is payable in monthly installments of principal and interest of $23 with a balloon payment of $2,766 due on the maturity date on February 1, 2020.

The following table presents scheduled principal payments on mortgages as of December 31, 2010:

Year ending December 31,	(In thousands)

2011	$58
2012	62
2013	67
2014	71
2015	75
Thereafter	3,129
Total	$3,462

26

Leawood Property

Notes to Statements of Revenue and Certain Expenses

December 31, 2010

(Dollars in thousands)

(4)          Description of Leasing Arrangements

The Property is leased to a tenant under a non-cancelable operating lease which has an expiration date of November 30, 2024.

Future minimum base rentals over the next five years and in the aggregate on the non-cancelable operating lease at December 31, 2010 are as follows:

2011	$346
2012	346
2013	346
2014	346
2015	346
Thereafter	3,083
Total	$4,813

 The above future minimum lease payments exclude tenant recoveries, amortization of accrued rental revenue and above/below-market lease intangibles.

(5)          Commitments and Contingencies

The Property is subject to legal claims and disputes in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims and disputes would not have a material impact on the Property’s revenue and certain operating expenses.

(6)          Subsequent Events

Management has evaluated the events and transactions that have occurred through September 25, 2012, the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

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Agree Realty Corporation

Unaudited Pro Forma Condensed Consolidated Financial Statements

The unaudited pro forma condensed consolidated financial statements (including notes thereto) of Agree Realty Corporation (the “Company”) are qualified in their entirety and should be read in conjunction with the historical financial statements included in elsewhere in this Current Report on Form 8-K.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2012, reflects the financial position of the Company as if the acquisitions described in the notes to the unaudited pro forma condensed consolidated financial statements had been completed on June 30, 2012. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2011 and the six months ended June 30, 2012 are presented as if the acquisitions by the Company had occurred on January 1, 2011 (if the acquired asset was placed in service at that time, otherwise based on the placed in service date).

Such pro forma information is based upon the historical consolidated results of operations of the Company for the year ended December 31, 2011 and the six months ended June 30, 2012, giving effect to the following acquisitions:

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2011 Acquisitions

Property Description	Market	Date Acquired	Rent commencement date	Square Footage	Acquisition Price
Agree Wilmington, LLC	Wilmington, NC	1/26/2011	11/24/2010	4,000	3,319,999
Agree Marietta, LLC	Marietta, GA	6/9/2011	4/18/2011	6,271	1,335,000
Agree Dallas Forest Drive, LLC	Dallas, TX	7/29/2011	5/23/2011	8,074	2,767,000
Agree Roseville CA, LLC	Roseville, CA	8/30/2011	7/1/2009	15,791	8,340,000
Agree New Lenox, LLC	New Lenox, IL	9/8/2011	11/25/2011	15,000	1,906,250
Agree Chandler, LLC	Chandler, AZ	9/23/2011	8/16/2011	6,228	2,528,638
Agree Limited Partnership	Salt Lake City, UT	10/14/2011	12/17/2007	88,926	8,061,200
Agree Fort Walton Beach, LLC	Fort Walton Beach, FL	12/2/2011	3/1/1999	13,905	2,658,000
Agree Wawa Baltimore, LLC	Baltimore, MD	12/29/2011	1/11/2012	4,800	3,500,000
Agree Leawood, LLC	Leawood, KS	12/30/2011	12/1/2004	13,824	4,227,423
					38,643,510

2012 Acquisitions

Property Description	Market	Date Acquired	Rent commencement date	Square Footage	Acquisition Price
Agree Madison, LLC	Madison, AL	1/3/2012	2/20/2012	6,000	2,278,006
Agree M-59 LLC	Macomb Township, MI	1/31/2012	1/29/2009	4,200	2,300,000
Agree Walker, LLC	Walker, MI	2/10/2012	12/5/2011	8,000	1,385,000
Agree Portland OR LLC	Portland, OR	5/18/2012	10/1/2004	133,850	14,100,000
Agree Mall of Louisiana, LLC	Baton Rouge, LA	6/7/2012	11/5/2011	6,057	1,760,000
Agree Cochran GA, LLC	Cochran, GA	6/29/2012	6/4/2012	20,707	3,074,725
2355 Jackson Avenue, LLC	Ann Arbor, MI	6/29/2012		-	2,900,000
Agree Tri-State Lease, LLC	Clifton Heights, PA, Newark, DE and Vineland, NJ	7/19/2012	12/28/2001	15,896	14,185,000
Agree Fort Mill SC, LLC	Fort Mill, SC	7/25/2012	6/1/2007	7,560	2,388,000
Agree Spartanburg SC LLC	Spartanburg, SC	8/17/2012	6/25/2012	8,320	1,224,000
Agree Springfield IL, LLC	Springfield, IL	9/5/2012	12/15/2003	10,000	924,000
Agree Jacksonville NC, LLC	Jacksonville, NC	9/6/2012	3/2/2012	13,000	3,111,000
					49,629,731

In management’s opinion, all adjustments necessary to reflect the above transactions have been made. The unaudited pro forma condensed consolidated statements of operations should be read in conjunction with the historical financial statements and notes thereto of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission on March 12, 2012, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 filed with the Securities and Exchange Commission on August 3, 2012 and the historical financial statements included in elsewhere in this Current Report on Form 8-K.

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The unaudited pro forma condensed consolidated financial statements as of June 30, 2012 and for the year ended December 31, 2011 and the six months ended June 30, 2012 are not necessarily indicative of what our actual financial condition would have been at June 30, 2012 or what our actual results of operations would have been assuming the transactions had occurred as of January 1, 2011, nor do they purport to represent our financial condition or results of operations for future periods.

30

Agree Realty Corporation

Unaudited Pro Forma Condensed Consolidated Balance Sheet

June 30, 2012

	June 30, 2012 (Unaudited)	Pro Forma Adjustments	Company Pro Forma
	(A)	(B)
ASSETS
Real Estate Investments
Land	$117,453,431	$8,660,000	$126,113,431
Buildings	221,055,836	15,150,000	236,205,836
Less accumulated depreciation	(65,327,048)		(65,327,048)
	273,182,219	23,810,000	296,992,219
Property under development	7,895,801		7,895,801
Net Real Estate Investments	281,078,020	23,810,000	304,888,020
Cash and Cash Equivalents	618,488		618,488
Restricted Cash	3,280,534		3,280,534
Accounts Receivable - Tenants	761,189		761,189
Financing costs, net	1,645,221		1,645,221
Leasing costs, net	700,508		700,508
Lease intangibles costs, net	24,712,993	(1,575,000)	23,137,993
Other Assets	2,278,564		2,278,564
Total Assets	$315,075,517	$22,235,000	$337,310,517

LIABILITIES
Mortgages Payable	$61,794,286	8,580,000	70,374,286
Notes Payable	44,434,406	13,655,000	58,089,406
Dividends and Distributions Payable	4,715,306		4,715,306
Deferred Revenue	2,162,473		2,162,473
Accrued Interest Payable	481,055		481,055
Accounts Payable and Accrued Expense			-
Capital expenditures	35,045		35,045
Operating	1,541,689		1,541,689
Interest Rate Swap	1,156,604		1,156,604
Deferred Income Taxes	705,000		705,000
Tenant Deposits	81,172		81,172
Total Liabilities	117,107,036	22,235,000	139,342,036
STOCKHOLDERS' EQUITY
Common stock	1,144		1,144
Excess stock	-		-
Series A junior participating preferred stock	-		-
Additional paid-in-capital	216,935,709		216,935,709
Deficit	(20,531,086)		(20,531,086)
Accumulated other comprehensive income (loss)	(1,118,226)		(1,118,226)
Total Stockholders' Equity - Agree Realty Corporation	195,287,541	-	195,287,541
Non-controlling interest	2,680,940		2,680,940
Total Stockholders' Equity	$197,968,481	$-	$197,968,481
	$315,075,517	$22,235,000	$337,310,517

See accompanying notes to pro forma condensed consolidated financial statements.

31

Agree Realty Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Six Months Ended June 30, 2012

	Agree Realty Corporation	Agree Realty Corporation Acquisitions	Pro Forma Adjustments		Company Pro Forma
	(AA)	(BB)
REVENUES
Minimum rents	$16,823,699	1,333,000	29,000	(CC)	$18,185,699
Percentage rents	22,725				22,725
Operating cost reimbursement	1,352,366				1,352,366
Development fee income	-				-
Other income	45,101				45,101
Total Revenues	18,243,891	1,333,000	29,000		19,605,891
Operating Expenses
Real estate taxes	1,183,549				1,183,549
Property operating expenses	692,202				692,202
Land lease payments	362,150	(150,000)			212,150
General and administrative	2,836,175				2,836,175
Depreciation and amortization	3,395,011		253,000	(DD)	3,648,011
Total Operating Expenses	8,469,087	(150,000)	253,000		8,572,087
Income from Operations	9,774,804	1,483,000	(224,000)		11,033,804
Other Income (Expense)
Interest expense, net	(2,281,698)	(470,000)	(417,000	)(EE)	(3,168,698)
Income From Continuing Operations	7,493,106	1,013,000	(641,000)		7,865,106

Less Net Income Attributable to
Non-Controlling Interest	225,434		11,192	(FF)	236,625
Net Income Attributable to Agree Realty Corporation	$7,267,672	$1,013,000	$(652,192)		$7,628,481

Basic Earnings Per Share	$0.66				$0.70
Diluted Earnings Per Share	$0.66				$0.69

Dividends Declared Per Share	$0.80				$0.80
Weighted Average Number of Common Shares
Outstanding - Basic	10,953,463				10,953,463

Weighted Average Number of Common Shares
Outstanding - Dilutive	10,990,394				10,990,394

See accompanying notes to pro forma condensed consolidated financial statements.

32

Agree Realty Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2011

	Agree Realty Corporation	Agree Realty Corporation Acquisitions	Pro Forma Adjustments		Company Pro Forma
	(AA)	(BB)	(CC)
REVENUES
Minimum rents	$30,626,406	4,422,000	94,000	(CC)	$35,142,406
Percentage rents	34,404				34,404
Operating cost reimbursement	2,408,126				2,408,126
Development fee income	894,693				894,693
Other income	150,436				150,436
Total Revenues	34,114,065	4,422,000	94,000		38,630,065
Operating Expenses
Real estate taxes	2,331,174				2,331,174
Property operating expenses	1,418,536				1,418,536
Land lease payments	721,300	(300,000)			421,300
General and administrative	5,661,912				5,661,912
Depreciation and amortization	5,934,553		986,000	(DD)	6,920,553
Impairment Charge	1,350,000				1,350,000
Total Operating Expenses	17,417,475	(300,000)	986,000		18,103,475
Income from Operations	16,696,590	4,722,000	(892,000)		20,526,590
Other Income (Expense)
Interest expense, net	(3,956,818)	(1,285,000)	(1,462,000	)(EE)	(6,703,818)
Gain on extinguishment of debt	2,360,231				2,360,231
Income From Continuing Operations	15,100,003	3,437,000	(2,354,000)		16,183,003

Less Net Income Attributable to
Non-Controlling Interest	516,684		37,058	(FF)	553,742
Net Income Attributable to Agree Realty Corporation	$14,583,319	$3,437,000	$(2,391,058)		$15,629,261

Basic Earnings Per Share	$1.51				$1.62
Diluted Earnings Per Share	$1.51				$1.61
Dividends Declared Per Share	$1.60				$1.60
Weighted Average Number of Common Shares
Outstanding - Basic	9,637,365				9,637,365

Weighted Average Number of Common Shares
Outstanding - Dilutive	9,681,232				9,681,232

See accompanying notes to pro forma condensed consolidated financial statements.

33

Agree Realty Corporation

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(Dollars in thousands)

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

The adjustments to the pro forma condensed consolidated balance sheet as of June 30, 2012 are as follows:

(A)	Represents the unaudited consolidated balance sheet of Agree Realty Corporation as of June 30, 2012.

(B)	Reflects the acquisition of seven buildings, in seven separate transactions, that have closed subsequent to June 30, 2012. These acquisitions were funded and will be funded using proceeds from the Company’s credit facility of $13,655 and from debt assumed of $8,580. The following pro forma adjustments are necessary to reflect the initial allocation of the estimated purchase price of these acquisitions. The allocation of purchase price shown in the table below is based on the Company’s best estimates and is subject to change based on the final determination of the fair value of assets and liabilities acquired.

Land	$8,660
Building	15,150
Net Real Estate Investments	23,810
Lease intangible costs	(1,575)
Assets Acquired	$22,235

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Agree Realty Corporation

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements (continued)

(Dollars in thousands)

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

The adjustments to the pro forma condensed consolidated statement of operations for the six months ended June 30, 2012 and for the year ended December 31, 2011 are as follows:

(AA)	Reflects the unaudited historical results of Agree Realty Corporation for the six months ended June 30, 2012 (unaudited) and the year ended December 31, 2011.

(BB)	For the six months ended June 30, 2012, reflects the results of operations for the acquisitions of seven buildings, in five separate transactions, that have closed subsequent to June 30, 2012.

For the year ended December 31, 2011, reflects the results of operations for acquisitions of 14 buildings, in 12 separate transactions, that have closed subsequent to December 31, 2011.

35

Agree Realty Corporation

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements (continued)

(Dollars in thousands)

Agree Realty Corporation Acquisitions

	For the six months ended June 30, 2012
	Certain Revenues and Expenses (unaudited)
	(Dollars in thousands)
	Various (1)	Portland, Oregon Property (2)	Tri-State Properties (3)	Adjustments (4)	Pro Forma Agree Realty Corporation Acquisitions

REVENUES
Minimum rents	369	403	617	(56)	1,333
Total Revenues	369	403	617	(56)	1,333

Operating Expenses
Land lease payments	(150)				(150)
Interest expense		188	310	(28)	470
Total Operating Expenses	(150)	188	310	(28)	320

				For the year ended December 31, 2011
				Certain Revenues and Expenses (unaudited)
				(Dollars in thousands)
	Various (1)	Portland, Oregon Property (2)	Tri-State Properties (3)	Roseville, California Property (5)	Salt Lake Property (6)	Leawood Property (7)	Adjustments (4)	Pro Forma Agree Realty Corporation Acquisitions
	(Unaudited)			(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
REVENUES
Minimum rents	831	1,062	1,122	481	582	344		4,422
Percentage rents								-
Operating cost reimbursement								-
Development fee income								-
Other income								-
Total Revenues	831	1,062	1,122	481	582	344	-	4,422

Operating Expenses
Real estate taxes								-
Property operating expenses								-
Land lease payments	(300)							(300)
General and administrative								-
Depreciation and amortization								-
Interest expense		506	563			216		1,285
Total Operating Expenses	(300)	506	563	-	-	216	-	985

36

(1)	Represents pro forma results for properties that were acquired in 2011 and 2012, excluding the properties presented in the tables as presented in the statements of revenues and certain expenses included in this Form 8-K.

(2)	On May 18, 2012, the Portland, Oregon Property was acquired by Agree Portland OR LLC.

(3)	On July 19, 2012, the Tri-State Properties were acquired by Agree Tri-State Lease, LLC.

(4)	Represents adjustments to the historical statement of the Tri-State Properties for the activity subsequent to June 30, 2012.

(5)	On August 30, 2011, the Roseville, California Property was acquired by Agree Roseville CA, LLC.

(6)	On October 14, 2011, the Salt Lake Property was acquired by Agree Limited Partnership.

(7)	On December 30, 2011, the Leawood Property was acquired by Agree Leawood, LLC.

(CC)	Represents the net adjustment to reflect tenant rents on a straight-line basis from the acquisition date over the remaining term of the in place lease.

(DD)	Represents the adjustments to reflect the estimated depreciation and amortization of the acquired assets on a straight-line basis. Buildings are depreciated over the estimated remaining useful lives which are 40 years.

(EE)	Represents the adjustment to reflect the increase in interest expense related to the borrowings under the credit facility.

(FF)	Reflects the allocation of net income (loss) to the non-controlling interest for 2011 and 2012.

(GG) Pro forma loss per share—basic and diluted are calculated by dividing pro forma consolidated net income allocable to the Company’s stockholders by the number of weighted average shares of common stock outstanding.

37

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agree Realty Corporation

	By:	/s/ Alan D. Maximiuk
Alan D. Maximiuk
Vice President, Chief Financial Officer, and Secretary
Dated: September 25, 2012

38

EXHIBIT INDEX

Exhibit No.	Description
12.1	Statement of computation of ratios of earnings to combined fixed charges and preferred stock dividends
23.1	Consent of Baker Tilly Virchow Krause, LLP
99.1	Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 8. Financial Statements and Supplementary Data
100	The following materials from Agree Realty Corporation’s Current Report on Form 8-K updating its Annual Report on Form 10-K for the year ended December 31, 2011 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Income, (iii) the Consolidated Statement of Stockholders’ Equity, (iv) the Consolidated Statements of Cash Flows, and (v) related notes to these consolidated financial statements, tagged as blocks of text

As provided in Rule 406T of Regulation S-T, this information is furnished and not filed for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934

39